UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2025

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

CCAA Proceedings and Debtor-in-Possession Financing

On August 12, 2025, SRx Health Solutions, Inc., a Delaware corporation (the “Company”) announced that SRx Health Solutions (Canada), Inc., its wholly owned subsidiary (“SRx Canada”) sought, and later announced that SRx Canada had obtained, an Initial Order (the “Initial Order”) in Canada under the federal Companies’ Creditors Arrangement Act (the “CCAA” and SRx Canada’s proceedings thereunder, the “CCAA Proceedings”) from the Ontario Superior Court of Justice (Commercial List) (the “Court”). In connection with the Initial Order, the Court granted, among other relief, a stay of proceedings in favor of SRx Canada, the appointment of Grant Thornton Limited as the monitor of SRx Canada (in such capacity, the “Monitor”), debtor-in-possession financing (“DIP Financing”), and a sale process (“Sale Process”).

SRx Canada has secured DIP Financing (which includes insider participation). The Dip Financing consists of a credit facility of up to a maximum of $1,750,000 which is expected to be used to finance SRx Canada’s working capital needs, including for continued operations and to implement the restructuring contemplated by the CCAA Proceedings. The CCAA Proceedings and DIP Financing will provide SRx Canada with the time and stability required to complete the Sale Process and identify transaction(s) which may include the sale of all or substantially all of the business or assets of SRx Canada. The Company intends to carry on the critical business of SRx Canada throughout the pendency of the CCAA Proceedings.

Neither the Company nor the Company’s United States subsidiary, Halo, Purely For Pets, Inc., a Delaware corporation, has made any filing under any bankruptcy code or statutory reorganization scheme either in the United States or in Canada.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 12, 2025.
99.2	Press Release, dated August 12, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRx Health Solutions, Inc.

By:	/s/ Carolina Martinez
Name:	Carolina Martinez
Title:	Chief Financial Officer

August 12, 2025